Valued Advisers Trust

Green Owl Intrinsic Value Fund – GOWLX

Supplement to the Prospectus dated February 28, 2015

Supplement dated December 18, 2015

Special Meeting of Shareholders – Green Owl Intrinsic Value

At a meeting of the Board of Trustees (the “Board”) of the Valued Advisers Trust (the “Trust”) held on December 8-9, 2015, the Trustees approved a new investment advisory agreement between Kovitz Investment Group Partners, LLC (“KIG Partners”) and the Trust on behalf of the Green Owl Intrinsic Value Fund (the “Fund”), subject to shareholder approval. At the same meeting, the Board also approved an interim investment advisory agreement with KIG Partners to take effect on or about January 1, 2016. Pursuant to this interim investment advisory agreement, KIG Partners will provide advisory services to the Fund until shareholders approve the permanent agreement. The interim contractual arrangement has been necessitated by a transaction that is expected to become effective on or about January 1, 2016 whereby substantially all of the assets of Kovitz Investment Group, LLC (“Kovitz”), the current investment adviser to the Fund, will be acquired by KIG Partners. KIG Partners is a wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”). This transaction will constitute an “assignment,” as that term is defined under the Investment Company Act of 1940, as amended, which, in turn, will operate to terminate the existing investment advisory agreement between the Trust and Kovitz. Under the interim investment advisory contract, there will be no change in management fees paid to KIG Partners – all management fees under the interim investment advisory agreement will, however, be held in escrow pending the conclusion of the shareholder meeting.

You should note that no changes are planned to the portfolio management team or investment approach for the Fund following the transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way. Focus will not be involved in the management or day-to-day business operations of KIG Partners. The employees of Kovitz, with the exception of the current principals, will become employees and/or officers of KIG Partners. The current principals of Kovitz will become officers of KIG Partners. Additionally, under the new investment advisory agreement, there will be no increase in any fees or expenses you pay as a result of the transaction.

A special meeting of shareholders to consider the approval of the new investment advisory agreement is expected to occur on or about March 16, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2015, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 695-3729.